EQUITY REGISTRATION RIGHTS AGREEMENT
                                      among
                             TRUE TEMPER CORPORATION
                                       and
                                  EMHART, INC.


                             -----------------------
                         Dated as of September 30, 1998

                                TABLE OF CONTENTS
                                                                            Page

1.       Definitions...........................................................1

2.       Securities Subject to this Agreement..................................3

3.       Piggy-Back Registration...............................................4

4.       Hold-Back Agreements..................................................5

5.       Registration Expenses.................................................6

6.       Indemnification.......................................................7

7.       Rule 144..............................................................9

8.       Miscellaneous.........................................................9

                      EQUITY REGISTRATION RIGHTS AGREEMENT


                  This EQUITY REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 30, 1998, among TRUE TEMPER CORPORATION, a Delaware corporation ("Holdings"), and the purchaser listed on the signature pages hereto (together with its successors and assigns, the "Purchaser").


                                    RECITALS


                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of September 30, 1998 (as amended, supplemented or otherwise modified, "Securities Purchase Agreement"), by and among Holdings and the Purchaser. In order to induce the Purchaser to enter into the Securities Purchase Agreement, Holdings has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Securities Purchase Agreement.


                                    AGREEMENT


                  The parties agree as follows:


                  1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:


                  Common Stock: The authorized common stock, par value $.01 per share, of Holdings.


                  Exchange Act: The Securities Exchange Act of 1934, as amended.


                  Indemnified Parties:  See Section 6(a) hereof.


                  NASD:  National Association of Securities Dealers, Inc.

                  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.


                  Piggy-Back Registration:  See Section 3(a) hereof.


                  Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.


                  Registrable Securities: The Registrable Warrants and the Registrable Warrant Shares; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.


                  Registrable Warrant Shares: All Warrant Shares issuable to the holders of Warrants upon exercise of such Warrants.


                  Registrable Warrants: All Warrants originally issued pursuant to the Warrant Agreement.


                  Registration Expenses:  See Section 5 hereof.


                  Registration Statement: Any registration statement of the Holdings which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.


                  SEC:  The Securities and Exchange Commission.


                  Securities Act:  The Securities Act of 1933, as amended.

                  Transfer Restricted Security: Registrable Securities upon original issuance thereof; provided that a Registrable Security is no longer a Transfer Restricted Security when such Registrable Security is sold to the public pursuant to an effective Registration Statement.


                  Underwritten   Registration   or  Underwritten   Offering:   A
registration in which securities of Holdings are sold to an underwriter for reoffering to the public.


                  Warrant Agreement: The Warrant Agreement dated as of September 30, 1998 among Holdings and the Purchaser, as amended, supplemented or otherwise modified from time to time.


                  Warrant Shares: The shares of capital stock (including all series of preferred and common stock and all other outstanding warrants, options or other convertible securities) of Holdings issuable to the holders of Warrants upon exercise of the Warrants, together with any other securities that may in the future become issuable upon exercising the Warrants.


                  Warrants: Warrants to purchase capital stock (including all series of preferred and common stock and all other outstanding warrants, options or other convertible securities) of Holdings in accordance with the Warrant Agreement.


                  2. Securities Subject to this Agreement


                  (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.


                  (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to Holdings that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.


                  3.Piggy-Back Registration

                           (a) Right to Piggyback.  Subject to the last sentence
of this subsection (a), whenever Holdings proposes to register any shares of Common Stock (or securities exercisable or exchangeable for or convertible into, or options to acquire, Common Stock) with the SEC under the Securities Act and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), Holdings will give written notice to the Purchaser, at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (b) below, include in such Piggyback Registration all Registrable Securities with respect to which Holdings has received written requests for inclusion therein within 20 days after the effectiveness of Holdings' notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by Holdings and offered to the public in a Piggyback Registration pursuant to this Section 3 on the terms and conditions at least as favorable as those applicable to the registration of shares of Registrable Securities to be sold by Holdings and by any other person selling under such Piggyback Registration.

                           (b)  Priority  on  Piggyback  Registration.  Holdings
shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar class of equity securities of Holdings or of such other security holders included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to Holdings that either because of (i) the kind or combination of securities which the holders of Registrable Securities, Holdings and any other persons or entities intend to include in such offering or (ii) the size of the offering which such holders, Holdings and such other persons intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (a) in the event that the size of the offering is the basis of such managing underwriter's opinion, the amount of securities to be offered for the accounts of such holders shall be
reduced  pro  rata  (according  to  the  Registrable   Securities  proposed
for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that if securities are being offered for the account of other persons or entities as well as Holdings, then with respect to the Registrable Securities intended to be offered by such holders, the proportion by which the amount of such class of securities intended to be offered by such holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (b) in the event that the kind (or combination) of securities to be offered is the basis of such managing underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above (subject to the proviso in clause (a)) or, (y) if the actions described in clause (x) would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.


                           (c)  Selection  of  Underwriters.  If  any  Piggyback
Registration is an Underwritten Offering, Holdings will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.


                  4. Hold-Back Agreements. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of Holdings of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, and during the 180-day period beginning on, the closing date of each Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by Holdings or the managing underwriters; provided, however, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 4(a) only once during any 365-day period.

                  The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement;

provided, however, that any such holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

                  5. Registration  Expenses. All reasonable expenses incident to
Holdings' performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for Holdings and for the sellers of the Registrable Securities, and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes or legal expenses of any Person other than Holdings and the selling holders), (v) the cost of securities acts liability insurance if Holdings so desires and (vi) fees and expenses of other Persons retained by Holdings (all such expenses being herein called "Registration Expenses") will be borne by Holdings, regardless whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder and all underwriting discounts and commissions and transfer taxes, if any, and provide other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. Holdings, in any event, will pay Holdings' own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Holdings are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by Holdings.


                  6. Indemnification


                           (a)  Indemnification by Holdings.  Holdings agrees to
indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "Indemnified Parties") against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to Holdings by such holder or its counsel expressly for use therein; provided, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the holder of Registrable
Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after Holdings has furnished such holder with a sufficient number of copies of the same. Holdings shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

                           (b)  Conduct  of  Indemnification   Proceedings.  Any
Person entitled to indemnification hereunder will (i) give prompt notice to Holdings of any claim with respect to which it seeks indemnification and (ii) permit Holdings to assume the defense of such claim with counsel reasonably satisfactory to such Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless
(a) Holdings has agreed to pay such fees or expenses, or (b) Holdings has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and Holdings with respect to such claims (in which case, if the Person notifies Holdings in writing that such Person elects to employ separate counsel at the expense of Holdings, Holdings shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by Holdings, Holdings will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Holdings will not be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification a release from all liability in respect to such claim or litigation. If Holdings is not entitled to, or elects not to, assume the defense of a claim, Holdings will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by Holdings with respect to such claim, unless in the reasonable judgment of any such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim, in which event Holdings shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

                           (c)    Contribution.    If   for   any   reason   the
indemnification provided for in subsection (a) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding subsection (a), then Holdings shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Person and Holdings, but also the relative fault of such Person and Holdings, as well as any other relevant equitable considerations, provided that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


                  7. Rule 144. Holdings covenants that it will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after September 30, 1999, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, Holdings will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.


                  8. Miscellaneous.


                           (a) Remedies.  Each holder of Registrable Securities,
in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by Holdings of its obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. Holdings agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees, to the extent permitted under applicable law, to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (b) No Inconsistent Agreements.  Holdings will not on
or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of Holdings' securities under any other agreements. Holdings has not previously entered into any inconsistent agreement with respect to its securities granting any registration rights to any Person.


                           (c)  Amendments  and Waivers.  The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless Holdings has obtained the written consent of holders of at least 66 2/3 % of the principal amount of the outstanding Registrable Securities (excluding Registrable Securities held by Holdings or one of its affiliates).


                           (d)  Notices.  All notices  and other  communications
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:


                                    (i)   if   to  a   holder   of   Registrable
Securities, at the most current address given by such holder to Holdings in accordance with the provisions of this Section 8(d), which address initially is, with respect to the Purchaser, the address set forth next to the Purchaser's name on the signature pages of the Securities Purchase Agreement, with a copy to Miles & Stockbridge, 10 Light Street, Baltimore, Maryland 21202 Attention: Glenn Campbell; and


                                    (ii) if to Holdings, initially to it at True
Temper Corporation,  8275 Tournament Drive, Suite 200, Memphis, Tennessee 38125,
Attention: Vice President--Finance and Administration, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(d), with a copy to Kirkland & Ellis, 153 East 53rd Street, New York, New York 10022, Attention: Frederick Tanne, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid if mailed; when answered back, if delivered by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.


                           (e)  Successors  and Assigns.  This  Agreement  shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.


                           (f)  Counterparts.  This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                           (g) Headings.  The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                           (h) New York Law; Submission to Jurisdiction;  Waiver
of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                           (i)  Severability.  In the event that any one or more
of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


                           (j) Entire  Agreement.  This Agreement is intended by
the parties as a final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by Holdings with respect to the securities sold pursuant to the Securities Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Equity Registration Rights Agreement as of the date first written above.


                                  TRUE TEMPER CORPORATION



                                  By:/s/
                                          Name:
                                          Title:


                                  EMHART, INC.



                                  By:/s/
                                           Name:
                                           Title: